Exhibit 99.1

NetScout Systems Reports Financial Results for Second Quarter Fiscal Year 2011

Revenue up Year-over-Year: 16% GAAP, 15% Non-GAAP

Net Income up Year-over-Year: 16% GAAP, 10% Non-GAAP

WESTFORD, Mass.--(BUSINESS WIRE)--October 21, 2010--NetScout Systems, Inc. (NASDAQ: NTCT):

Q2 FY 2011
	GAAP	Non-GAAP
Revenue	$69.4 million	$69.1 million
Net income	$8.2 million	$9.9 million
Net Income per share	$0.19	$0.23

NetScout Systems, Inc. (NASDAQ: NTCT), an industry leader for advanced network and service assurance solutions, today announced financial results for its second quarter of fiscal year 2011 ended September 30, 2010.

Total GAAP revenue for the second quarter was $69.4 million. Non-GAAP revenue for the second quarter was $69.1 million. A reconciliation of GAAP and non-GAAP results is included in the attached financial tables.

Product revenue on a GAAP basis was $37.3 million, and service revenue was $32.1 million. Non-GAAP product revenue was $37.0 million, and non-GAAP service revenue was $32.1 million.

GAAP net income for the second quarter was $8.2 million, or net income per diluted share of $0.19. GAAP income from operations was $13.3 million. On a non-GAAP basis, net income for the quarter was $9.9 million, or $0.23 per diluted share, and non-GAAP income from operations was $16.0 million.

“We posted another quarter of solid results with double digit revenue and profit growth over the same period last year. We are reaffirming the full year guidance that we issued last quarter,” said Anil Singhal, President and CEO of NetScout Systems. “We generated strong bookings in each of our major verticals – financial services, wireless service providers and government. Bookings growth was particularly strong in the government sector lead by the US Federal Government where new business bookings were up 97 percent over the same quarter last year. New business bookings were up over 50 percent year-over-year in the financial services sector and in the telecom sector, driven by our wireless services customers. We are keenly focused on capturing market share in the growing wireless service provider market, and we are succeeding. In addition, we have continued to expand our partnership with HP, announcing new interoperability with ArcSight’s product solutions and a new nGenius® Integrated Agent for HP’s E8200 and E5400 series switches. Looking forward, we will be introducing a new technology that will extend our value proposition significantly for existing and new customers across all our market sectors.”

Financial and Company Highlights for the Second Quarter Fiscal Year 2011:

  GAAP revenue increased 16% year-over-year and increased 4% sequentially. Non-GAAP revenue increased 15% year-over-year and increased 3% sequentially.
  GAAP product revenue increased 22% year-over-year and increased 10% sequentially. Non-GAAP product revenue increased 21% year-over-year and increased 8% sequentially.
  GAAP service revenue increased 11% year-over-year and decreased 2% sequentially. Non-GAAP service revenue increased 9% year-over-year and decreased 2% sequentially.
  GAAP operating margin was 19%, down one point from 20% a year ago and up two points sequentially. Non-GAAP operating margin was 23%, down two points from 25% a year ago and up one point sequentially.
  As of September 30, 2010 cash and cash equivalents and short and long-term marketable securities were $196.0 million, up $5 million from $191.0 million as of the end of the prior quarter. Year-over-year, the increase was $53.2 million, up from $142.8 million as of September 30, 2009.
  During the quarter we announced the interoperability of the NetScout nGenius® Service Assurance Solution with the ArcSight Enterprise Threat and Risk Management “ETRM” platform.
  NetScout recently announced the nGenius Integrated Agent for HP, further extending unified service delivery management capabilities out to the network edge, available for the HP E8200 and E5400 series switch.
  NetScout was named by Fortune Magazine as being among the 100 Fasted Growing Companies on the publication’s annual listing of the “world’s supercharged performers.” NetScout placed 24th overall and seventh among companies in the technology sector.

Basis of Presentation

In September 2009, the Financial Accounting Standards Board amended the accounting principles related to revenue recognition for arrangements with multiple deliverables and arrangements that include software elements. NetScout early adopted the new accounting principles during the first quarter of fiscal 2011. The new accounting principles change how NetScout accounts for certain revenue arrangements that include hardware only elements as well as those that include both hardware and software elements; however, revenue arrangements received in fiscal years prior to 2011 are not affected by the new principles.

The impact of the new accounting principles is reflected in the current fiscal 2011 GAAP results presented, and excluded from our historical non-GAAP results. In addition non-GAAP revenue excludes the purchase accounting adjustment to record at fair value acquired deferred revenue. Non-GAAP income from operations excludes the purchase accounting adjustment to record at fair value acquired deferred revenue and the impact of the transition to the new software revenue recognition rules, as well as share-based compensation expenses and amortization of acquired intangible assets. Non-GAAP net income excludes these effects as well as their related impact on the provision for income taxes.

Throughout fiscal 2011 NetScout will report current and historical, GAAP and non-GAAP results. Current GAAP and historical non-GAAP will be discussed in the quarterly press releases and accompanying investor conference calls because the Company believes they are the measures most meaningful to investors. Historical GAAP and current non-GAAP will be presented as part of a financial summary table in the press release for comparative purposes. Accordingly, the results discussed in this press release are presented as GAAP under the new, current accounting standards and as non-GAAP under the former, historical accounting standards. At a future date we will discontinue reporting of historical GAAP as the reporting rules allow and discontinue historical non-GAAP when non-GAAP reporting under the new accounting standards becomes more meaningful in the understanding of NetScout’s results of operations.

Financial Summary

	Q2 FY 2011 Current Accounting Standard		Q2 FY 2011 Historical Accounting Standard
	GAAP(1)	Non-GAAP	GAAP	Non-GAAP(1)
Revenue (in millions)	$69.4	$69.5	$69.1	$69.1
Earnings per share	$0.19	$0.24	$0.19	$0.23

(1) Measures discussed in the press release text

Guidance:

We are reiterating fiscal 2011 guidance but adjusting it for delayed impact of the newly adopted accounting standards of our revenue. This adjustment reflects no change in our business outlook, only a change in the impact of implementation of the new standard. We now expect no material impact of the new standards until the first half of fiscal 2012. Accordingly we expect current and historical GAAP and current and historical non-GAAP revenue to be in the range of $281 million to $298 million. Current and historical GAAP net income per diluted share is expected to be in the range of $0.77 to $0.86 and current and historical non-GAAP net income per diluted share between $0.96 and $1.05.

NetScout uses non-GAAP results internally for reporting and business management as those results most closely reflect the underlying dynamics of the business and are most comparable to prior results. The fiscal year 2011 non-GAAP revenue expectation before and after the accounting change excludes the purchase accounting adjustment to fair value of approximately $100 thousand of Network General’s deferred revenue and the non-GAAP net income per diluted share expectation excludes the deferred revenue purchase accounting adjustment, as well as share-based compensation expenses of approximately $5.8 million, amortization of acquired intangible assets of approximately $5.9 million, and the related impact of these adjustments on the provision for income taxes of $4.5 million.

Use of Non-GAAP Financial Information

To supplement the financial measures presented in the Company's press release in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company also presents non-GAAP measures relating to revenue, income from operations, net income and net income per diluted share which were adjusted from amounts determined based on GAAP to exclude the purchase accounting adjustment representing the fair value of deferred revenue, early adoption of new accounting principles, share-based compensation expenses, amortization of acquired intangible assets and integration expenses, as well as the related income tax effects.

These non-GAAP measures are not in accordance with GAAP, should not be considered an alternative for measures prepared in accordance with GAAP, and may have limitations in that they do not reflect all of NetScout’s results of operations as determined in accordance with GAAP. These non-GAAP measures should only be used to evaluate NetScout’s results of operations in conjunction with the corresponding GAAP measures. The presentation of non-GAAP information is not meant to be considered superior to, in isolation from or as a substitute for results prepared in accordance with GAAP.

The Company believes these non-GAAP financial measures will enhance the reader’s overall understanding of NetScout’s current financial performance and the Company's prospects for the future by providing a higher degree of transparency for certain financial measures and providing a level of disclosure that helps investors understand how the Company plans and measures its own business. The Company believes that providing these non-GAAP measures affords investors a view of the Company’s operating results that may be more easily compared to peer companies and also enables investors to consider the Company’s operating results on both a GAAP and non-GAAP basis during and following the integration period of the Company’s acquisition of Network General. Presenting the GAAP measures on their own would not be indicative of the Company’s core operating results. Furthermore, NetScout believes that the presentation of non-GAAP measures when shown in conjunction with the corresponding GAAP measures provide useful information to management and investors regarding present and future business trends relating to its financial condition and results of operations.

As discussed above, Company management regularly uses supplemental non-GAAP financial measures internally to understand, manage and evaluate its business and to make operating decisions. These non-GAAP measures are among the primary factors that management uses in planning and forecasting future periods.

CONFERENCE CALL INSTRUCTIONS:

The Company invites shareholders to listen to its conference call today at 4:30 p.m. ET, which will be webcast live through the Company’s website at http://www.netscout.com/investors. Alternatively, people can listen to the call by dialing 866-701-8242 for U.S./Canada and 763-416-6912 for international callers and using conference ID: 18404459. A replay of the call will be available after 7:30 p.m. ET on October 21 for approximately one week. The number for the replay is 800-642-1687 for U.S./Canada and 706-645-9291 for international callers. The conference ID is: 18404459.

About NetScout Systems

NetScout Systems, Inc. is the market leader in Unified Service Delivery Management enabling comprehensive end-to-end network and application assurance. For 25 years, NetScout has delivered breakthrough packet-flow technology that provides trusted and comprehensive real-time network and application performance intelligence enabling unified assurance of the network, applications and users. These solutions enable IT staff to predict, preempt and resolve network and service delivery problems while facilitating the optimization and capacity planning of the network infrastructure. NetScout nGenius® and Sniffer® solutions are deployed at more than 20,000 of the world’s largest enterprises, government agencies, and service providers, on over 740,000 network segments to assure the network, applications, and service delivery to their users and customers. More information about NetScout Systems is available at http://www.netscout.com.

Safe Harbor

Forward-looking statements in this release are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934 and other federal securities laws. Investors are cautioned that statements in this press release, which are not strictly historical statements, including the plans, objectives and future financial performance of NetScout, including without limitation, the Company’s statements with respect to its patent pending technology for the packet flow analysis market and other planned new product releases, constitute forward-looking statements which involve risks and uncertainties. Actual results could differ materially from the forward-looking statements. Risks and uncertainties which could cause actual results to differ include, without limitation, risks and uncertainties associated with slowdowns or downturns in economic conditions generally and in the market for advanced network and service assurance solutions specifically, the Company’s relationships with strategic partners, dependence upon broad-based acceptance of the Company’s network performance management solutions, the Company’s ability to achieve and maintain a high rate of growth, introduction and market acceptance of new products and product enhancements, the ability of the Company to take advantage of service provider opportunities, competitive pricing pressures, reliance on sole source suppliers, successful expansion and management of direct and indirect distribution channels and dependence on proprietary technology. For a more detailed description of the risk factors associated with the Company, please refer to the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2010 on file with the Securities and Exchange Commission. NetScout assumes no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

©2010 NetScout Systems, Inc. All rights reserved. NetScout and the NetScout logo and nGenius are registered trademarks of NetScout Systems, Inc.

NetScout Systems, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Revenue:
Product	$37,301	$30,631	$71,273	$59,022
Service	32,112	29,060	64,951	58,731
Total revenue	69,413	59,691	136,224	117,753

Cost of revenue:
Product	8,808	8,289	17,659	15,548
Service	5,499	4,584	11,223	9,493
Total cost of revenue	14,307	12,873	28,882	25,041

Gross profit	55,106	46,818	107,342	92,712

Operating expenses:
Research and development	9,811	8,670	19,589	17,888
Sales and marketing	25,691	21,372	50,810	43,478
General and administrative	5,825	4,604	11,122	9,834
Amortization of acquired intangible assets	477	491	954	981
Total operating expenses	41,804	35,137	82,475	72,181

Income from operations	13,302	11,681	24,867	20,531
Interest and other income (expense), net	(462)	(715)	(902)	(1,434)

Income before income tax expense	12,840	10,966	23,965	19,097
Income tax expense	4,592	3,880	8,572	6,774
Net income	$8,248	$7,086	$15,393	$12,323

Basic net income per share	$0.20	$0.18	$0.37	$0.31
Diluted net income per share	$0.19	$0.17	$0.36	$0.30
Weighted average common shares outstanding used in computing:
Net income per share - basic	41,922	40,395	41,867	40,352
Net income per share - diluted	42,778	41,590	42,626	41,388

NetScout Systems, Inc.
Reconciliation of Current GAAP to Current Non-GAAP Financial Measures
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	September 30,		September 30,
	2010	2009	2010	2009

GAAP Revenue	$69,413	$59,691	$136,224	$117,753
Product deferred revenue fair value adjustment	-	9	-	18
Service deferred revenue fair value adjustment	39	378	113	978
Non-GAAP Revenue	$69,452	$60,078	$136,337	$118,749

GAAP Gross profit	$55,106	$46,818	$107,342	$92,712
Deferred revenue fair value adjustment	39	387	113	996
Shared-based compensation expense (1)	101	85	181	169
Amortization of acquired intangible assets (2)	995	995	1,990	1,990
Non-GAAP Gross profit	$56,241	$48,285	$109,626	$95,867

GAAP Income from operations	$13,302	$11,681	$24,867	$20,531
Deferred revenue fair value adjustment	39	387	113	996
Shared-based compensation expense (1)	1,501	1,284	2,679	2,567
Amortization of acquired intangible assets (2)	1,472	1,486	2,944	2,971
Non-GAAP Income from operations	$16,314	$14,838	$30,603	$27,065

GAAP Net income	$8,248	$7,086	$15,393	$12,323
Deferred revenue fair value adjustment	39	387	113	996
Shared-based compensation expense (1)	1,501	1,284	2,679	2,567
Amortization of acquired intangible assets (2)	1,472	1,486	2,944	2,971
Income tax adjustments (3)	(1,145)	(1,200)	(2,180)	(2,483)
Non-GAAP Net income	$10,115	$9,043	$18,949	$16,374

GAAP Diluted Net income per share	$0.19	$0.17	$0.36	$0.30
Share impact of non-GAAP adjustments identified above	0.05	0.05	0.08	0.10
Non-GAAP Diluted net income per share	$0.24	$0.22	$0.44	$0.40

Shares used in computing non-GAAP diluted net income per share	42,778	41,590	42,626	41,388

(1) Share-based compensation expense included in these amounts is as follows:
Cost of product revenue	$31	$29	$51	$57
Cost of service revenue	70	56	130	112
Research and development	368	312	641	620
Sales and marketing	588	545	1,072	1,101
General and administrative	444	342	785	677
Total share-based compensation expense	$1,501	$1,284	$2,679	$2,567

(2) Amortization expense related to acquired software and product technology included in these amounts is as follows:
Cost of product revenue	$995	$995	$1,990	$1,990
Operating expenses	477	491	954	981
Total amortization expense	$1,472	$1,486	$2,944	$2,971

(3)	Reflects the tax effect of non-GAAP adjustments above at the statutory rate of 38%

NetScout Systems, Inc.
Reconciliation of Current GAAP to Historical GAAP and Historical Non-GAAP Financial Measures
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	September 30,		September 30,
	2010	2009	2010	2009

GAAP Revenue	$69,413	$59,691	$136,224	$117,753
Product revenue impact of accounting change	(317)	-	(196)	-
Service revenue impact of accounting change	(16)	-	(7)	-
Historical GAAP Revenue	69,080	59,691	136,021	117,753

Product deferred revenue fair value adjustment	-	9	-	18
Service deferred revenue fair value adjustment	39	378	113	978
Historical non-GAAP Revenue	$69,119	$60,078	$136,134	$118,749

GAAP Gross profit	$55,106	$46,818	$107,342	$92,712
Revenue impact of accounting change	(333)	-	(203)	-
Historical GAAP Gross profit	54,773	46,818	107,139	92,712

Deferred revenue fair value adjustment	39	387	113	996
Shared-based compensation expense (1)	101	85	181	169
Amortization of acquired intangible assets (2)	995	995	1,990	1,990
Historical non-GAAP Gross profit	$55,908	$48,285	$109,423	$95,867

GAAP Income from operations	$13,302	$11,681	$24,867	$20,531
Revenue impact of accounting change	(333)	-	(203)	-
Historical GAAP Income from operations	12,969	11,681	24,664	20,531

Deferred revenue fair value adjustment	39	387	113	996
Shared-based compensation expense (1)	1,501	1,284	2,679	2,567
Amortization of acquired intangible assets (2)	1,472	1,486	2,944	2,971
Historical non-GAAP Income from operations	$15,981	$14,838	$30,400	$27,065

GAAP Net income	$8,248	$7,086	$15,393	$12,323
Revenue impact of accounting change	(333)	-	(203)	-
Income tax adjustments (3)	127	-	77	-
Historical GAAP Net income	8,042	7,086	15,267	12,323

Deferred revenue fair value adjustment	39	387	113	996
Shared-based compensation expense (1)	1,501	1,284	2,679	2,567
Amortization of acquired intangible assets (2)	1,472	1,486	2,944	2,971
Income tax adjustments (3)	(1,145)	(1,200)	(2,180)	(2,483)
Historical non-GAAP Net income	$9,909	$9,043	$18,823	$16,374

GAAP Diluted Net income per share	$0.19	$0.17	$0.36	$0.30
Share impact of accounting change identified above	-	-	-	-
Historical GAAP Diluted Net income per share	0.19	0.17	0.36	0.30

Share impact of non-GAAP adjustments identified above	0.04	0.05	0.08	0.10
Historical non-GAAP Diluted net income per share	$0.23	$0.22	$0.44	$0.40

Shares used in computing historical GAAP and non-GAAP diluted
net income per share	42,778	41,590	42,626	41,388

(1) Share-based compensation expense included in these amounts is as follows:
Cost of product revenue	$31	$29	$51	$57
Cost of service revenue	70	56	130	112
Research and development	368	312	641	620
Sales and marketing	588	545	1,072	1,101
General and administrative	444	342	785	677
Total share-based compensation expense	$1,501	$1,284	$2,679	$2,567

(2) Amortization expense related to acquired software and product technology included in these amounts is as follows:
Cost of product revenue	$995	$995	$1,990	$1,990
Operating expenses	477	491	954	981
Total amortization expense	$1,472	$1,486	$2,944	$2,971

(3)	Reflects the tax effect of historical GAAP and non-GAAP adjustments above at the statutory rate of 38%

NetScout Systems, Inc.
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	September 30,	March 31,
	2010	2010

Assets
Current assets:
Cash and cash equivalents	$114,043	$63,322
Marketable securities	53,261	69,875
Accounts receivable, net	41,448	65,556
Inventories	11,412	9,181
Prepaid income taxes	2,386	2,730
Deferred income taxes	2,583	2,698
Prepaid expenses and other current assets	4,684	5,422

Total current assets	229,817	218,784

Fixed assets, net	12,774	12,773
Goodwill	128,177	128,177
Acquired intangible assets, net	50,630	53,573
Deferred income taxes	27,259	30,062
Long-term marketable securities	28,702	37,354
Other assets	1,811	1,878
Total assets	$479,170	$482,601

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$6,415	$7,307
Accrued compensation	17,483	19,806
Accrued other	4,218	5,051
Long-term debt, current portion	13,750	11,250
Deferred revenue	71,810	84,196

Total current liabilities	113,676	127,610

Other long-term liabilities	817	551
Accrued long-term retirement benefits	1,746	1,645
Long-term deferred revenue	15,219	17,846
Long-term debt, net of current portion	60,606	68,106
Total liabilities	192,064	215,758

Stockholders' equity:
Common stock	47	46
Additional paid-in capital	213,347	209,146
Accumulated other comprehensive loss	(859)	(1,817)
Treasury stock, at cost	(31,981)	(31,691)
Retained earnings	106,552	91,159

Total stockholders' equity	287,106	266,843

Total liabilities and stockholders' equity	$479,170	$482,601

CONTACT:
NetScout Systems, Inc.
Catherine Taylor, 978-614-4286
Director of Investor Relations
IR@netscout.com